UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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Moog, Inc.

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MOOG INC., EAST AURORA, NEW YORK 14052

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MOOG Inc. will be held in the Auditorium of the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Wednesday, January 11, 2006, at 9:15 a.m., for the following purposes:

1.  To elect FOUR directors of the Company, one of whom will be a Class A director elected by the holders of Class A shares to serve a three-year term expiring in 2009, and three of whom will be Class B directors elected by the holders of Class B shares to serve a three-year term expiring in 2009, or until the election and qualification of their successors.

2.  To consider and ratify the selection of Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the 2006 fiscal year.

3.  To consider and transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 30, 2005 as the record date for determining which shareholders shall be entitled to notice of and to vote at such meeting. SHAREHOLDERS WHO WILL BE UNABLE TO BE PRESENT PERSONALLY MAY ATTEND THE MEETING BY PROXY. SHAREHOLDERS WHO WILL VOTE BY PROXY ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS AS DESCRIBED ON THE PROXY CARD. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

John B. Drenning, Secretary

Dated:	East Aurora, New York
December 9, 2005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
GENERAL
CERTAIN BENEFICIAL OWNERS
PROPOSAL 1 — ELECTION OF DIRECTORS
NOMINATING AND GOVERNANCE COMMITTEE REPORT
EXECUTIVE COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK OPTION COMMITTEE REPORT
COMPENSATION OF DIRECTORS
STOCK PRICE PERFORMANCE GRAPH 2000 – 2005
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYEES’ RETIREMENT PLAN
SUPPLEMENTAL RETIREMENT PLAN
EMPLOYMENT TERMINATION BENEFITS AGREEMENTS
DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE
PROPOSAL 2 — SELECTION OF INDEPENDENT AUDITORS
AUDIT FEES AND PRE-APPROVAL POLICY
PROPOSALS OF SHAREHOLDERS FOR 2007 ANNUAL MEETING
OTHER MATTERS

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS OF
MOOG INC.
TO BE HELD IN THE AUDITORIUM OF THE ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
ON JANUARY 11, 2006

This Proxy Statement is furnished to shareholders of record on November 30, 2005 by the Board of Directors of MOOG Inc. (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, January 11, 2006, at 9:15 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about December 9, 2005.

If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. Unless otherwise specified, the proxy will be deemed to confer authority to vote the shares represented by the proxy “FOR” Proposal 1, the election of directors and “FOR” Proposal 2, the ratification of Ernst & Young LLP as independent auditors for the fiscal year 2006.

Any proxy given pursuant to this solicitation may be revoked by the person giving it insofar as it has not been exercised. Any revocation may be made in person at the meeting, or by submitting a proxy bearing a date subsequent to that on the proxy to be revoked, or by written notification to the Secretary of the Company.

GENERAL

The Board of Directors has fixed the close of business on November 30, 2005 as the record date for determining the holders of common stock entitled to notice of and to vote at the meeting. On November 30, 2005, the Company had outstanding and entitled to vote, a total of 34,424,389 shares of Class A common stock (“Class A shares”) and 4,691,094 shares of Class B common stock (“Class B shares”).

Holders of Class A shares are entitled to elect at least 25% of the Board of Directors, rounded up to the nearest whole number, so long as the number of outstanding Class A shares is at least 10% of the number of outstanding shares of both classes of common stock. Currently, the holders of Class A shares are entitled, as a class, to elect three directors of the Company, and the holders of the Class B shares are entitled, as a class, to elect the remaining eight directors. Other than on matters relating to the election of directors or as required by law, where the holders of Class A shares and Class B shares vote as separate classes, the record holder of each outstanding Class A share is entitled to a one-tenth vote per share, and the record holder of each outstanding Class B share is entitled to one vote per share on all matters to be brought before the meeting.

The Class A director and the Class B directors will be elected by a plurality of the votes cast by the respective class. The ratification of the auditors and the other matters submitted to the meeting may be adopted by a majority of the Class A and Class B votes cast, a quorum of 17,212,196 Class A shares and 2,345,548 Class B shares being present.

In accordance with New York law, abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of the selection of Ernst & Young LLP as auditors of the Company for the 2006 fiscal year. Votes withheld, including broker non-votes, in connection with the election of one or more nominees for director will not be counted and will have no effect.

CERTAIN BENEFICIAL OWNERS

Security Ownership

The only persons known by the Company to own beneficially more than five percent of the outstanding shares of either class of the voting common stock of the Company as of November 30, 2005 are set forth below.

	Class A		Class B
	Common Stock		Common Stock (1)
	Amount and		Amount and
	Nature of		Nature of
	Beneficial	Percent	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	of Class	Ownership	of Class

Earnest Partners	4,626,000	13.4	–0–	–0–
75 Fourteenth Street, Suite 2300
Atlanta, GA 30309
Alliance Capital Management	1,819,000	5.3	–0–	–0–
1345 Avenue of the Americas
New York, NY 10105
Fidelity Management & Research	1,750,000	5.1	–0–	–0–
82 Devonshire Street
Boston, MA 02109
Moog Inc. Savings and Stock Ownership Plan (2)	1,288,840	3.7	1,796,310	38.3
c/o Moog Inc.
Jamison Rd.
East Aurora, NY 14052
All directors and officers as a group (3)	992,026	2.9	251,843	5.4
(See “Election of Directors,” particularly footnotes 7 and 16 to the table on pages 4, 5 and 6)
Moog Family Agreement as to Voting (4)	161,107	0.5	311,473	6.6
c/o Moog Inc.
Jamison Rd.
East Aurora, NY 14052
Moog Inc. Employee Retirement Plan (5)	149,022	0.4	1,001,034	21.3
c/o Moog Inc.
Jamison Rd.
East Aurora, NY 14052
Moog Stock Employee Compensation Trust (6)	–0–	–0–	435,628	9.3
c/o Moog Inc.
Jamison Rd.
East Aurora, NY 14052

(1)	Class B shares are convertible into Class A shares on a share-for-share basis.

(2)	These shares are allocated to individual participants under the Plan and are voted by the Trustee, HSBC Bank USA, Buffalo, New York, as directed by the participants to whom such shares are allocated. Any allocated shares as to which voting instructions are not received are voted by the Trustee as directed by the Plan’s Investment Committee. As of September 24, 2005, 14,217 of the allocated Class A shares and 57,170 of the allocated Class B shares were allocated to accounts of officers and are included in the share totals in the table on page 4 for all directors and officers as a group.

(3)	See the table on pages 4, 5, and 6 containing information concerning the shareholdings of directors and officers of the Company.

(4)	See “Moog Family Agreement as to Voting” for an explanation as to how the shares shown in the table as beneficially owned are voted. In addition to the shares listed, 108,022 Class A and 88,380 Class B shares owned by Richard A. Aubrecht which are included with “All directors and officers as a group” are also subject to the Moog Family Agreement as to Voting.

(5)	Shares held are voted by the Trustee, Manufacturers and Traders Trust Company, Buffalo, New York, as directed by the Moog Inc. Retirement Plan Committee.

(6)	On December 3, 2003, the Board of Directors approved the establishment of the Moog Stock Employee Compensation Trust (“Moog SECT”). The purpose of the Moog SECT is to acquire Moog shares that become available for subsequent use in the Moog Inc. Savings and Stock Ownership Plan or other Moog Inc. employee benefit plans. The Trust will terminate on the earlier of (a) the date the Trust no longer holds any assets or (b) a date specified in a written notice given by the Board of Directors to the Trustee. During fiscal 2005, the Moog SECT acquired 11,685 Class B shares from and sold 80,523 shares to the Moog Inc. Savings and Stock Ownership Plan.

The Trustee of the Moog SECT is G. Wayne Hawk, who resides at 380 Shultz Road, Elma, New York 14059. The Trustee’s powers and rights include, among others, the right to retain or sell SECT assets, borrow from Moog Inc. upon direction from an Administrative Committee and enter into related loan agreements, vote or give consent with respect to securities held by the Moog SECT in the Trustee’s sole discretion, employ accountants and advisors as may be reasonably necessary, to utilize a custodian to hold, but not manage or invest, assets held by the Moog SECT, and consult with legal counsel.

Moog Family Agreement as to Voting

The Moog Family Agreement as to Voting is an agreement among certain relatives of the late Jane B. Moog and includes her son-in-law, Richard A. Aubrecht. The agreement relates to 161,107 Class A shares and 311,473 Class B shares, owned of record or beneficially by members of the Moog Family who are party to the agreement, as well as 108,022 Class A shares and 88,380 Class B shares held by Richard A. Aubrecht, exclusive of currently exercisable options. Each party to the agreement granted an irrevocable proxy covering that party’s shares of stock to a committee which is required to take all action necessary to cause all shares subject to the agreement to be voted as may be determined by the vote of any four of its members. The agreement contains restrictions on the ability of any party to remove shares of stock from the provisions of the agreement, to transfer shares or to convert Class B shares to Class A shares. The agreement continues in force until December 31, 2015, and is automatically renewed thereafter from year to year unless any party to the agreement gives notice of the election to terminate the agreement.

PROPOSAL 1 — ELECTION OF DIRECTORS

One of the three classes of the Board of Directors of the Company is elected annually to serve a three-year term. Four directors are to be elected at the meeting, of which one is to be a Class A director elected by the holders of the outstanding Class A shares, and three of which are to be Class B directors elected by the holders of the outstanding Class B shares. The Class A nominee and the Class B nominees will be elected to hold office until 2009, or until the election and qualification of their successors. The persons named in the enclosed proxy will vote Class A shares for the election of the Class A nominee named below, and Class B shares for the election of the Class B nominees named below, unless the proxy directs otherwise. In the event any of the nominees should be unable to serve as a director, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not expected that any of the nominees will be unable to serve.

Nominees, Directors and Named Executives

Certain information regarding nominees for Class A and Class B directors, as well as those directors whose terms of office continue beyond the date of the 2006 Annual Meeting of Shareholders, and Named Executives, including their beneficial ownership of equity securities as of November 30, 2005, is set forth below. Unless otherwise indicated, each person held various positions with the Company for the past five years and has sole voting and investment power with respect to the securities beneficially owned. Beneficial ownership includes securities which could be acquired pursuant to currently exercisable options or options which become exercisable within 60 days of the date of this Proxy Statement.

All of the nominees have previously served as directors and have been elected as directors at prior annual meetings.

			Shares of Common Stock
		First			Percent			Percent
		Elected			of			of
	Age	Director	Class A		Class	Class B		Class

Nominees for Class B Director Term Expiring in 2009
Richard A. Aubrecht (1) (2)	61	1980	179,141		*	88,380		1.9
John D. Hendrick (3)	67	1994	27,058		*	3,375		*
Brian J. Lipke (4)	54	2003	1,687		*	–0–		*
Nominee for Class A Director Term Expiring in 2009
James L. Gray (5)	70	1999	23,145		*	–0–		*

Class B Directors — Continuing in Office
Term Expiring in 2007
Kraig H. Kayser (6) 7)	45	1998	21,827		*	–0–		*
Robert H. Maskrey (8)	64	1998	205,078		*	62,426		1.3
Albert F. Myers (9)	59	1997	23,230		*	–0–		*
Term Expiring in 2008
Joe C. Green (10)	64	1986	28,299		*	6,966		*
Raymond W. Boushie (11)	65	2004	1,687		*	–0–		*

Class A Directors — Continuing in Office
Term Expiring in 2007
Robert R. Banta (12)	63	1991	600		*	1,161		*
Term Expiring in 2008
Robert T. Brady (13) (14)	64	1984	186,944		*	74,778		1.6

Named Executives
Stephen A. Huckvale (15)	56	n/a	63,541		*	–0–		*
All directors and officers as a group (twenty-one persons)			992,026	(16)	2.9	251,843	(16)	5.4

*	Does not exceed one percent of the class.

(1)	Dr. Aubrecht began his career with the Company in 1969. He worked in various engineering capacities, including three years with the Company’s German subsidiary. After three years with American Hospital Supply, Dr. Aubrecht rejoined the Company in 1979 as Administrative Vice President and Secretary. In 1988, he became Chairman of the Board, and in 1996 was elected Vice Chairman of the Board and Vice President of Strategy and Technology. Dr. Aubrecht studied at the Sibley School of Mechanical Engineering at Cornell University where he received his B.S., M.S. and Ph.D. degrees.

(2)	Dr. Aubrecht’s wife is the beneficial owner of 59,347 Class A shares which are not included in the number reported.

(3)	Mr. Hendrick retired in 2001 as Chairman and President of Okuma America Inc., with annual revenues of approximately $400 million, headquartered in Charlotte, North Carolina. Mr. Hendrick became President of Okuma in 1989. He received a B.S.M.E. from the University of Pittsburgh and a M.S. from Carnegie Mellon University.

(4)	Mr. Lipke is the Chairman of the Board and Chief Executive Officer of Gibraltar Industries, Inc. located in Buffalo, NY, with annual revenues of approximately $1.0 billion. Mr. Lipke started his career with Gibraltar in 1972 and became President in 1987 and Chairman of the Board in 1999. Mr. Lipke attended the SUNY College of Technology at Alfred and the University of Akron.

(5)	Mr. Gray retired as Chairman and CEO of PrimeStar Partners, LP, a communications company, in 1998. Previously Mr. Gray was Vice Chairman of Time Warner Cable. He received his B.S. in Business Administration from Kent State University and his M.B.A. from the State University of New York at Buffalo.

(6)	Mr. Kayser is President and Chief Executive Officer of Seneca Foods Corporation, with annual revenues of over $850 million, headquartered in Pittsford, NY. Prior to his promotion in 1993, Mr. Kayser was the company’s CFO. He received a B.A. from Hamilton College and an M.B.A. from Cornell University.

(7)	Does not include 151,500 Class A shares and 79,500 Class B shares held in a Seneca Foods Corporation pension plan for which Mr. Kayser is one of three trustees as well as one of a number of beneficiaries. Also not included are 43,937 Class A shares owned by the Seneca Foods Foundation, of which Mr. Kayser is a director.

(8)	Mr. Maskrey joined the Company in 1964, retiring as an officer on October 1, 2005, while continuing to serve on the Board of Directors. He served in a variety of engineering capacities through 1981, when Mr. Maskrey joined the Aircraft Controls Division, of which he became General Manager and concurrently a Vice President of the Company in 1985. In 1999, he was elected an Executive Vice President and Chief Operating Officer, the position he held at retirement. Mr. Maskrey received his B.S. and M.S. in Mechanical Engineering from the Massachusetts Institute of Technology.

(9)	Mr. Myers is Corporate Vice President of Strategy and Technology for Northrop Grumman Corporation, headquartered in Los Angeles, CA, with revenues of approximately $30 billion. Formerly Vice President and Treasurer, Mr. Myers joined Northrop in 1981. He received his B.S. and M.S. degrees in Mechanical Engineering from the University of Idaho and a M.S. degree from the Alfred P. Sloan School at the Massachusetts Institute of Technology.

(10)	Mr. Green began his career at the Company in 1966. In 1973, Mr. Green was named Vice President – Human Resources, and elected Executive Vice President and Chief Administrative Officer in 1988. Before joining the Company, Mr. Green worked for General Motors Institute and served as a Captain in the U.S. Army. Mr. Green received his B.S. from Alfred University in 1962 and completed graduate study in Industrial Psychology at Heidelberg University in Germany.

(11)	Mr. Boushie recently retired as President of Crane Co.’s Aerospace & Electronics segment, which has annual revenues of approximately $500 million, a position held since 1999. Previously he was President of Crane’s Hydro-Aire operation. Mr. Boushie has a B.A. from Colgate University, an Associate Metallurgy degree from Reynolds Metals Co., and has completed graduate work at the University of Michigan and the Wharton School of Finance at the University of Pennsylvania.

(12)	Mr. Banta has been with the Company since 1983 when he was appointed Vice President – Finance. He became Executive Vice President and Chief Financial Officer in 1988 and was named a Director in 1991. Prior to joining the Company, Mr. Banta was Executive Vice President of Corporate Banking for M&T Bank. Mr. Banta received his B.S. from Rutgers University and holds an M.B.A. from the Wharton School of Finance at the University of Pennsylvania.

(13)	Mr. Brady has worked at the Company since 1966 in positions that have encompassed finance, production and operations management. In 1976, Mr. Brady was named Vice President and General Manager of the Aerospace Group. He was elected a director in 1984 and became President and CEO in 1988. In 1996, he was elected Chairman of the Board. Prior to joining Moog, Mr. Brady served as an officer in the U.S. Navy. Mr. Brady received his B.S. from the Massachusetts Institute of Technology in 1962 and received his M.B.A. from Harvard Business School in 1966.

(14)	Mr. Brady’s wife owns 56,828 Class A shares and 25,747 Class B shares which are not included in the number reported.

(15)	Dr. Huckvale began his career with the Company in 1980. From 1980 to 1986, Dr. Huckvale served as Engineering Manager of Moog Controls Ltd. In 1986, Dr. Huckvale was named General Manager of the Pacific Group. In 1990, Dr. Huckvale was elected a Vice President of Moog, and in 1995, was named head of the Moog International Group. Prior to joining the Company, Dr. Huckvale worked for Plessy Hydraulics and the Atkins Research and Development Center. Dr. Huckvale received his Ph.D. in Mechanical Engineering from the University of Bath in England.

(16)	Does not include shares held by spouses, or as custodian or trustee for minors, as to which beneficial interest has been disclaimed, or shares held under the “Moog Family Agreement as to Voting” described on page 3. Includes 485,577 Class A shares subject to currently exercisable options or options which become exercisable within 60 days. Officers and directors of the Company have entered into an agreement among themselves and with the Company’s Savings and Stock Ownership Plan (the “SSOP”), the Employees’ Retirement Plan and the Company, which provides that prior to selling Class B shares obtained through exercise of a non-statutory option, the remaining officers and directors, the SSOP, the Employees’ Retirement Plan and the Company have an option to purchase the shares being sold.

Director Independence

The Board of Directors has adopted standards for determining whether a director is independent from management. The Board reviews, consistent with the Company’s corporate governance guidelines, whether a director has any material relationship with the Company that would impair the director’s independent judgment.

To assist it in making independence determinations, the Board refers to the standards set forth at 303A.02(b) of the New York Stock Exchange Listed Company Manual. The Board of Directors has affirmatively determined, based on its standards, that the following directors are independent: Messrs. Raymond W. Boushie, James L. Gray, John D. Hendrick, Kraig H. Kayser, Brian J. Lipke, and Albert F. Myers. The Board has also determined that all Board standing committees, other than the Executive Committee, are composed entirely of independent directors.

Certain Relationships and Related Transactions

Mr. Maskrey, a director for the Company, was also Executive Vice President and Chief Operating Officer until his retirement on October 1, 2005. Mr. Maskrey has a one-year consulting services arrangement with the Company for a base amount of $6,815 monthly, subject to adjustment based upon the level of consulting services provided. The consulting services arrangement was reviewed and approved by the Executive Compensation Committee and the Board.

Executive Sessions

The Company’s corporate governance guidelines provide that the non-management directors, which for the Company are all of the independent directors, meet without management at regularly scheduled executive sessions. Generally, these sessions take place prior to or following regularly scheduled Board meetings. Each executive session has a Presiding Director, who acts as chairperson for the executive session, with the role of Presiding Director rotating among the independent Directors.

The Audit Committee meets with the Company’s independent auditors in regularly scheduled executive sessions, with the Audit Committee chairperson presiding over such sessions.

Section 16 Beneficial Ownership Reporting Compliance

Except as noted, during the fiscal year ended September 24, 2005, the executive officers and directors of the Company timely filed with the Securities and Exchange Commission the required reports regarding their beneficial ownership of Company securities. One transaction related to the sale of Moog Class A shares by the Seneca Foods Foundation was reported two days late for Kraig H. Kayser, a Director who had an indirect beneficial interest in the shares.

Other Directorships

Current Directors of the Company are presently serving on the following boards of directors of other publicly traded companies:

Name of Director	Company

Robert T. Brady	M&T Bank Corporation; Seneca Foods Corporation; Astronics Corporation; National Fuel Gas Company
Kraig H. Kayser	Seneca Foods Corporation
Brian J. Lipke	Gibraltar Industries Inc.

Board of Directors and Committee Meetings

From September 26, 2004 to September 24, 2005, the Board of Directors held five meetings. The following are the standing committees of the Board of Directors and the number of meetings each committee held during the last fiscal year:

	Number of
Committees	Meetings	Members

Audit	6	Messrs. Kayser, Boushie, Gray, Hendrick, and Myers
Executive	0	Messrs. Aubrecht, Banta, Brady, Green, and Maskrey
Executive Compensation	2	Messrs. Hendrick, Boushie, Gray, Lipke and Myers
Stock Option	1	Messrs. Myers, Boushie, Gray, Hendrick and Lipke
Nominating and Governance	1	Messrs. Gray, Hendrick, Kayser, Lipke and Myers

For various reasons Board members may not be able to attend a Board meeting. All Board members are provided information related to each of the agenda items before each meeting, and, therefore, can provide counsel outside the confines of regularly scheduled meetings. Mr. Lipke attended less than 75% of Board of Directors and Committee meetings. It is the Company’s policy that, to the extent reasonably practicable, Board members are expected to attend shareholder meetings. All but one of the directors attended the January 2005 shareholders meeting.

The Audit Committee oversees the integrity of the financial reporting process, the independent auditor and the internal audit function of the Company. The Executive Committee, between meetings of the Board of Directors and to the extent permitted by law, exercises all of the powers and authority of the Board in the management of the business of the Company. The Executive Compensation Committee determines the CEO’s compensation and makes recommendations on non-CEO executive compensation plans. The Stock Option Committee is responsible for the administration of the stock option plans of the Company and recommends to the Board of Directors proposed recipients of stock options. The Nominating and Governance Committee evaluates and recommends candidates for the Board of Directors and oversees governance matters.

Website Access to Information

The Company’s internet address is www.moog.com. The Company has posted to the investor information portion of its website its corporate governance guidelines, board committee charters (including the charters of its Audit, Executive Compensation, and Nominating and Governance Committees) and code of ethics. This information is available in print to any shareholder upon request. All requests for these documents should be made to the Company’s Manager of Investor Relations by calling (716) 687-4225.

Communications with Directors

The Board of Directors has provided a process for which shareholders or other interested parties can communicate with the Board of Directors or with the non-management directors as a group. All such questions or inquiries should be directed to the Secretary of the Company, John B. Drenning, c/o Hodgson Russ, LLP, One M&T Plaza, Suite 2000, Buffalo, New York 14203. Mr. Drenning will review and communicate pertinent inquiries to the Board, or if requested, the non-management directors as a group.

NOMINATING AND GOVERNANCE COMMITTEE REPORT

The Nominating and Governance Committee is composed solely of independent non-employee directors in accordance with the standards of the New York Stock Exchange. The committee participates in the search for qualified directors. At a minimum, qualifications must include relevant experience in the operation of public companies, education and skills, and a high level of integrity. The candidate must be willing and available to serve and should represent the interests of all shareholders and not of any special interest group. After conducting an initial evaluation of a candidate, the Committee will interview that candidate if it believes the candidate might be suitable to be a director and may also ask the candidate to meet with other directors and management. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full board that candidate’s election. A shareholder wishing to nominate a candidate should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company in accordance with the procedures outlined in the Company’s by-laws. In making a nomination, shareholders should take into consideration the criteria set forth above and in the Company’s corporate governance guidelines. The Board of Directors has adopted a written charter for the Nominating and Governance Committee. A copy of the charter is available on the Company’s website. The Committee met on November 29, 2005 and nominated Messrs. Aubrecht, Gray, Hendrick and Lipke for election at the 2006 Annual Meeting.

James L. Gray
John D. Hendrick
Kraig H. Kayser
Brian J. Lipke
Albert F. Myers

EXECUTIVE COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee is composed solely of independent, non-employee directors of the Company. The Executive Compensation Committee is responsible for all elements of executive compensation including base salary, management profit sharing and other benefit programs for key executives.

The goals of the Company’s executive compensation program are to:

1.  Pay competitively to attract, retain and motivate superior executives who must operate in a highly competitive and technologically specialized environment;

2.  Relate total compensation for each executive to overall Company performance as well as individual performance, and

3.  Align executives’ performances and financial interests with shareholder value.

It is the Company’s policy to consider the deductibility of executive compensation under applicable income tax rules, as one of many factors used to make specific compensation determinations consistent with the goals of the Company’s executive compensation program. Presently, Section 162(m) of the Internal Revenue Code, relating to the nondeductibility of individual annual executive compensation payments in excess of $1 million, will not cause any compensation to be paid by the Company to be nondeductible.

Salaries

Base salary ranges are developed after considering the recommendations of professional compensation consultants who conduct annual compensation surveys of similar companies. Base salaries within these ranges are targeted to be above average and competitive in relation to salaries paid for similar positions in comparable companies. On an annual basis, the Executive Compensation Committee reviews management recommendations for executives’ salaries utilizing the results of survey data for comparable executive positions. Individual salary determinations within the established ranges are made based on position accountabilities, experience, sustained individual performance, overall Company performance, and peer comparisons inside and outside the Company, with each factor being weighed reasonably in relation to other factors.

Management Profit Sharing

Under the discretionary Management Profit Sharing Program, an individual executive’s annual profit share is determined by multiplying the base salary by the product of the Company’s year-over-year percent improvement in diluted earnings per share and a multiple which varies with the executive’s accountabilities. The Company uses percent improvement in earnings per share as the performance parameter because it is a principal financial performance measurement used by share investors and the general financial community.

The plan is intended to motivate executives toward the achievement of goals which are directly aligned with shareholder interests. Officers of the Company participate in this plan with all other key executives. There have been fiscal years when management has temporarily suspended payment under the Management Profit Sharing Program or paid only a portion of the amount calculated under the program. A management profit share was awarded to executives for fiscal year 2005. Such profit share, with the exception of officers providing an election to defer receipt, was paid to executive officers on December 2, 2005, the date the Executive Compensation Committee established for payment.

Stock Options

Stock option plans are used to align the long-term financial interests of executives with those of shareholders.

The shareholders of the Company, on February 11, 1998, approved a Stock Option Plan (“1998 Plan”) providing for the grant of options which may be “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or a combination of both, as determined by the Stock Option Committee. The 1998 Plan, which will terminate on December 31, 2007, covers a total of 2,025,000 shares of the Company’s Class A common stock, $1.00 par value, reserved for the grant of options to directors, officers, and other key employees. The 1998 Plan provides that the option price shall be at least equal to the fair market value of the Company’s Class A common stock at the time of the grant. The Plan is administered by the Stock Option Committee of the Board of Directors, which is comprised of at least three directors, each of whom is an independent Board member.

On February 5, 2003 the shareholders approved the 2003 Stock Option Plan (“2003 Plan”). The 2003 Plan is the same in all material respects to the 1998 Plan described in the preceding paragraph, with the exception that the 2003 plan imposes a three year holding period requirement unless Moog stock is used in payment of options exercised. The 2003 Plan covers 1,350,000 Moog Class A shares and terminates November 26, 2012.

During fiscal year 2005, Mr. Brady received options for 27,000 shares, and Messrs. Green, Maskrey, Banta and Huckvale each received options for 20,250 shares, and all executive officers and directors as a group received options for a total of 270,222 shares. Of the options granted, options for 229,722 shares have an exercise price of $28.01, options for 20,250 shares have an exercise price of $28.89 and 20,250 shares have an exercise price of $26.65, and are exercisable not less than one year and ending not more than ten years after the date upon which they were granted. See page 13 for table of Option Grants in Last Fiscal Year.

Other Compensation Plans

In order that the total aggregated compensation package provided executives meets the Company’s goals, executives receive certain additional benefits as discussed on pages 13 through 16. These plans are comparable to those provided to executives in companies surveyed by the Company’s professional compensation consultants.

Compensation of the Chief Executive Officer

The Executive Compensation Committee determines the Chief Executive Officer’s salary and other compensation elements based on performance. The salary is established within a salary range recommended by an independent compensation consulting firm.

The Company continues to closely manage its business plans in response to changing demands in a very competitive global marketplace. The Company also continues to evaluate strategic acquisitions to strengthen its market position. Management has continued to improve overall financial performance.

Mr. Brady has been Chief Executive Officer since 1988 and Chairman since 1996. His dedicated leadership continues to be a vital guiding force for the Company in meeting the challenges of a diverse global business environment. His efforts not only have resulted in improved Company performance during fiscal 2005, but have also positioned the Company for continued success in the future.

The Executive Compensation Committee believes that its actions in 2005 have been consistent with and have effectively implemented the Company’s overall compensation policies.

John D. Hendrick
Raymond W. Boushie
James L. Gray
Brian J. Lipke
Albert F. Myers

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Hendrick, Boushie, Gray, Lipke and Myers served on the Executive Compensation Committee during the past fiscal year. The committee members have no interlocking relationships required to be disclosed by SEC rules.

AUDIT COMMITTEE REPORT

The Audit Committee consists solely of independent non-employee directors in accordance with the standards of the New York Stock Exchange. The Audit Committee meets at least quarterly. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter can be found at the Company’s internet address, www.moog.com.

In connection with the September 24, 2005 year end financial statements, the Audit Committee met on November 2, 2005 and November 29, 2005. In these meetings the Audit Committee (1) reviewed and discussed the audited financial statements with management including critical accounting judgements, (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61 and (3) received and discussed with the auditors the matters required by Independence Standards Board Standard No. 1. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC.

The Board of Directors has determined that each member of the audit committee is a financial expert within the meaning of applicable SEC rules.

Kraig H. Kayser
Raymond W. Boushie
James L. Gray
John D. Hendrick
Albert F. Myers

STOCK OPTION COMMITTEE REPORT

The Stock Option Committee consists of Messrs. Myers, Boushie, Gray, Hendrick, and Lipke. The Stock Option Committee is composed of independent, non-employee directors of the Company. See the heading Stock Options on page 9 for information on stock option plans and grants.

Albert F. Myers
Raymond W. Boushie
James L. Gray
John D. Hendrick
Brian J. Lipke

COMPENSATION OF DIRECTORS

Non-employee directors are paid $5,000 per quarter and reimbursed for expenses incurred in attending Board and committee meetings. The aggregate remuneration was $120,000 for the fiscal year ended September 24, 2005.

The Company’s 1998 and 2003 Stock Option Plans provide that options to purchase Class A shares may be granted to non-employee directors of the Company. During fiscal year 2005, Messrs. Boushie, Hendrick, Kayser, Gray, Lipke and Myers each were granted options to purchase 1,537 Class A shares at an exercise price per share equal to the fair market value of a Class A share on the date of grant.

The Board of Directors recommends a vote “For” the nominees for Class B directors and “For” the nominee for Class A director.

STOCK PRICE PERFORMANCE GRAPH
2000 – 2005

The following graph compares the cumulative total shareholder return on the Company’s Class A Common Stock with that of the NYSE Composite Index, a major index of the New York Stock Exchange and the S&P Aerospace/Defense Index, an industry index published by Standard and Poor’s Corporation. The comparison for each of the periods assumes that $100 was invested on September 30, 2000 in each of the Company’s Class A Common Stock, the stocks included in the NYSE Composite Index and the S&P Aerospace/Defense Index. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MOOG INC., THE NEW YORK STOCK EXCHANGE (US) INDEX
AND THE S & P AEROSPACE & DEFENSE INDEX

	Cumulative Total Return
	9/00	9/01	9/02	9/03	9/04	9/05
MOOG INC.	100.00	112.38	140.71	195.19	271.12	330.72
NYSE COMPOSITE (US)	100.00	81.49	80.65	96.88	126.59	163.06
S & P AEROSPACE & DEFENSE	100.00	80.46	88.79	90.61	121.24	140.58

* $100 invested on 9/30/00 in stock or index — including reinvestment of dividends.

SUMMARY COMPENSATION TABLE

The following tabulation shows information concerning the compensation for services in all capacities to the Company for the fiscal years ended September 24, 2005, September 25, 2004 and September 27, 2003 of the Chief Executive Officer and the other four most highly compensated executive officers at September 24, 2005 (the “Named Executives”).

					Securities
	Annual Compensation				Underlying	All Other
		Salary	Bonus	Other	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	(#)	($)(1)

Robert T. Brady	2005	714,506	125,970	13,831	27,000	13,363
Chairman of the Board,	2004	663,000	164,030	13,817	27,000	7,892
President, Chief Executive Officer	2003	582,748	80,917	13,719	27,000	97,892
Robert H. Maskrey	2005	560,851	101,356	11,658	20,250	721,267
Executive Vice President,	2004	493,516	120,944	9,181	20,250	8,902
Chief Operating Officer	2003	439,005	62,245	9,510	20,250	8,152
Joe C. Green	2005	504,015	91,426	6,450	20,250	8,080
Executive Vice President,	2004	471,760	115,705	6,448	20,250	7,482
Chief Administrative Officer	2003	405,501	59,339	6,448	20,250	6,269
Robert R. Banta	2005	459,656	82,543	9,071	20,250	7,334
Executive Vice President,	2004	421,008	104,038	12,047	20,250	6,751
Chief Financial Officer	2003	365,004	51,594	12,229	20,250	5,719
Stephen A. Huckvale	2005	400,352	90,171	19,609	20,250	826
Vice President	2004	376,125	91,228	20,052	20,250	826
	2003	306,628	42,518	17,241	20,250	570

(1)	Amounts shown for 2005 include $0, $1,500, $0, $0 and $0 representing Company matching contributions to the Company’s Savings and Stock Ownership Plan, $0, $711,506, $0, $0 and $0 for payments in lieu of vacation with Mr. Maskrey’s amount representing payment for unused vacation at retirement; and $13,363, $8,261, $8,080, $7,334 and $826 representing premiums on group life insurance, paid by the Company on behalf of Messrs. Brady, Maskrey, Green, Banta and Huckvale, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

Shown below is information as to grants of stock options made during the fiscal year ended September 24, 2005 to the Named Executives.

					Potential Realizable Value
	Individual Grants				At Assumed Annual Rates
	Number of	% of Total			Of Stock Price Appreciation
	Securities	Options			For Option Term($)(2)
	Underlying	Granted to	Exercise		Assumed	Assumed
	Options	Employees in	Price Per	Expiration	Appreciation	Appreciation
Name	Granted(1)	Fiscal Year	Share($)	Date	of 5%	of 10%

Robert T. Brady	27,000	5.6%	28.01	11/30/14	475,740	1,205,280
Robert H. Maskrey	20,250	4.2%	28.01	11/30/14	356,805	903,960
Joe C. Green	20,250	4.2%	28.01	11/30/14	356,805	903,960
Robert R. Banta	20,250	4.2%	28.01	11/30/14	356,805	903,960
Stephen A. Huckvale	20,250	4.2%	28.01	11/30/14	356,805	903,960

(1)	Only Class A stock options were granted in fiscal 2005. These options become exercisable in annual installments as follows: (a) Mr. Brady — 27,000 shares on November 30, 2010; (b) Mr. Maskrey — 20,250 shares on October 1, 2005 due to his retirement on that date; (c) Mr. Green — 20,250 shares on November 30, 2011 ; (d) Mr. Banta — 20,250 shares on November 30, 2012; (e) Mr. Huckvale — 20,250 shares on November 30, 2014.

(2)	Potential realizable values are based on the assumed annual growth rates for the ten-year option term. A 5% annual growth rate for the options granted on November 30, 2004 would result in a stock price of $45.63 at the November 30, 2014 expiration date and a 10% annual growth rate would result in a stock price of $72.65 at the November 30, 2014 expiration date. The amounts set forth are not intended to forecast future appreciation, if any, of the stock price, which will depend on market conditions and the Company’s future performance and prospects.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

Shown below is information concerning exercises of options by the Named Executives during fiscal year 2005 and the number and value of their unexercised options at fiscal year-end. This information includes options granted under the 1998 Stock Option Plan, which was approved by shareholders in February, 1998 and the 2003 Stock Option Plan approved by shareholders in February, 2003.

					Value of
					Unexercised
					In-the-Money
			Number of Securities		Options
	Shares Acquired		Underlying Unexercised		At Fiscal
	On Exercise		Options at Fiscal Year-End		Year-End($)
		Value	Class A	Class A	Class A
Name	Class A	Realized($)	Exercisable	Unexercisable	Exercisable

Robert T. Brady	–0–	–0–	67,303	148,697	1,338,564
Robert H. Maskrey	13,346	321,099	–0–	114,071	–0–
Joe C. Green	–0–	–0–	21,714	93,775	468,980
Robert R. Banta	–0–	–0–	–0–	75,000	–0–
Stephen A. Huckvale	30,000	624,000	37,500	121,500	741,675

Mr. Maskrey retired as an Officer on October 1, 2005, and as of that date the 114,071 Class A unexercisable options became exercisable within twelve months of retirement.

EQUITY COMPENSATION PLAN INFORMATION

The Company maintains the 1998 Stock Option Plan and 2003 Stock Option Plan. Set forth below is information as of September 24, 2005 regarding shares of Class A Common stock that may be issued under the plans.

Number of Securities
Remaining Available
for Issuance Under
	Number of Securities		Equity
	to be Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
Plan Category	Warrants and Rights	Warrants and Rights	in Column(a)
	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	1,889,143	$16.28	784,719

EMPLOYEES’ RETIREMENT PLAN

Under the Company’s Employees’ Retirement Plan, benefits are payable monthly upon retirement to participating employees of the Company based upon compensation and years of service and subject to limitations imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”). The Employees’ Retirement Plan is administered by a Retirement Plan Committee and covers all employees with one year of service and a minimum of 1,000 hours of employment.

Benefits payable under the Plan are determined on the basis of compensation and credited years of service. It is a career average plan. Effective January 1, 1998, Plan compensation for prior service as of October 1, 1990, is the base annual rate of pay, plus overtime pay and shift differential compensation for calendar year 1989, or the base annual rate of pay as of January 1, 1988, if higher.

Future service compensation is the basic annual rate of pay for the preceding plan year plus overtime and shift differential compensation, limited to $200,000 (as indexed) from October 1, 2002 forward.

The prior service benefit is 1.15% of the first $20,000 of prior service compensation, plus 1.75% of the excess, multiplied by prior service, but not less than the accrued benefit as of September 30, 1990, determined under the prior Plan.

The future service benefit for each year of credited service is 1.15% of the first $20,000 of future service compensation for such year, plus 1.75% of the excess. Any participant with five years or more of service receives a minimum pension of $2,400 per year, reduced pro rata for credited service of less than 15 years.

SUPPLEMENTAL RETIREMENT PLAN

The Company also has a Supplemental Retirement Plan applicable to eligible officers of the Company with at least 10 years of continuous service upon retirement at age 65 or older.

The Supplemental Retirement Plan provides benefits for an eligible officer who retires at age 65 with 25 years of service equal to 65% of the average of the highest consecutive three year base salary plus the highest annual profit share paid within three years of such officer’s retirement, less any benefits payable under the Employees’ Retirement Plan, and also less one-half the primary Social Security benefit of such officer at age 65. An officer 60 or more years of age, whose combined chronological age and years of service equal or exceed 90, may elect early retirement and receive reduced benefits. A reduced benefit is available for officers 65 years of age with between 10 and 25 years of service.

A participant’s benefits are vested in the event of an involuntary termination of employment other than for cause, as defined in the Supplemental Retirement Plan. For purposes of the Supplemental Retirement Plan, a change in duties, responsibilities, status, pay or perquisites which follows a change of control of the Company, as defined therein, is deemed an involuntary termination.

The projected annual benefits, based on the last three years compensation, payable at normal age 65 retirement for each of the Named Executives under the Employees’ Retirement Plan and the Supplemental Retirement Plan including one-half of the estimated primary Social Security benefit are:

Projected Annual
Benefit
Payable At Normal
Name	Retirement Age

Robert T. Brady	$529,301
Robert H. Maskrey	421,286
Joe C. Green	371,758
Robert R. Banta	359,928
Stephen A. Huckvale	302,981

EMPLOYMENT TERMINATION BENEFITS AGREEMENTS

Certain executive officers of the Company, including those named in the Summary Compensation Table, have entered into Employment Termination Benefits Agreements (the “Termination Agreements”) with the Company.

The Termination Agreements provide that upon death, disability or retirement, the executive will receive those benefits provided to him by the Company under all its benefit plans. Where employment is terminated for cause, as defined in the Termination Agreements, the executive is entitled to the cash equivalent of any unutilized vacation, but is not entitled to participate in any profit share award or incentive compensation payable after the date of termination. In such circumstances, the right to exercise any stock options is also terminated. Upon a voluntary termination, the executive receives employment benefits up to the date of termination, as well as the cash value of any unutilized vacation benefits and stock options that may be exercised. In the event of a voluntary termination, the executive is not entitled to receive any profit share award or incentive compensation payable after termination.

Upon an involuntary termination other than for cause, the executive is immediately vested under the Supplemental Retirement Plan and is entitled to receive for one year, certain perquisites and insurance benefits. The executive also receives amounts otherwise payable under the Management Profit Sharing Program. Stock options may be exercised, or if not then exercisable, the executive is entitled to cash in an amount equal to the difference between the then current market value of the Company Common Stock underlying the option and the option’s exercise price. The executive is entitled to the cash value of unutilized vacation benefits, as well as to the continuation of base compensation plus profit share and any bonus for between 12 and 36 months, based on years of service. Where involuntary termination occurs by reason of a change of control of the Company, as defined in the Termination Agreements, the executive receives the benefits otherwise provided for an involuntary termination, with accelerated vesting of compensation continuation.

During the term of the Termination Agreements, and in the event of involuntary termination upon a change of control, until the last payment to the executive is made under the Termination Agreements, the executive may not compete with the Company.

DIRECTORS AND OFFICERS INDEMNIFICATION INSURANCE

On November 1, 2005, the Company renewed an officers and directors indemnification insurance policy written by The Chubb Group. The renewal was for a one-year period at an annual premium of $225,000. The policy provides indemnification benefits and the payment of expenses in actions instituted against any director or officer of the Company for claimed liability arising out of their conduct in such capacities. No payments or claims of indemnification or expenses have been made under any such insurance policies purchased by the Company at any time.

On November 30, 2004, the Board of Directors approved a new form of indemnification agreements for officers, directors and key employees, replacing a previous indemnification agreement for officers and directors established in 1987. The new indemnification agreement provides that officers, directors and key employees will be indemnified for expenses, investigative costs and judgements arising from threatened, pending or completed legal proceedings. The form of the new indemnification agreement was filed with the Securities and Exchange Commission on Form 8-K on December 1, 2004.

PROPOSAL 2 — SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, on recommendation of the Audit Committee, has selected Ernst & Young LLP, an independent registered public accounting firm, to continue as independent auditors of the Company for fiscal year 2006. Representatives of Ernst & Young LLP are expected to attend the shareholders meeting, will be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

AUDIT FEES AND PRE-APPROVAL POLICY

The following table sets forth the fees incurred by the Company related to the services of the Company’s principal independent accountants, Ernst & Young for the fiscal years ended September 24, 2005 and September 25, 2004:

	Fiscal Year Ended	Fiscal Year Ended
	September 24, 2005	September 25, 2004

Audit Fees	$2,407,206	$927,502
Audit-Related Fees	23,000	35,605
Tax Fees	699,848	203,374
All Other Fees	0	10,955

Total	$3,130,054	$1,177,436

The Audit-Related Fees principally relate to the audits of various U.S. benefit plans, as required. Tax Fees relate to services associated with tax planning and compliance.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to any de minimus exceptions described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. None of the services described above was approved by the Audit Committee under the de minimus exception provided by SEC Regulation S-X, Rule 2-01 (c)(7)(i)(c).

The Board of Directors recommends a vote “FOR” ratification of Ernst & Young LLP as auditors for fiscal year 2006.

PROPOSALS OF SHAREHOLDERS FOR 2007 ANNUAL MEETING

To be considered for inclusion in the proxy materials for the 2007 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company prior to August 15, 2006. Under the Company’s by-laws, if a shareholder wishes to nominate a director or bring other business before the shareholders at the 2007 Annual Meeting without having a proposal included in the proxy statement for that meeting, the shareholder must notify the Secretary of the Company in writing between September 16, 2006 and October 15, 2006, and the notice must contain the specific information required by the Company’s by-laws. A copy of the Company’s by-laws can be obtained without charge by writing Moog’s Treasurer at the Company’s East Aurora address.

Section 1.06 of the Company’s by-laws provides that proposals may be properly brought before an annual meeting by a shareholder of record (both at the time notice of the proposal is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at the annual meeting if the shareholder provides timely notice of the proposal to the Secretary of the Company in accordance with the requirements of the by-laws. A shareholder making a proposal at an annual meeting must be present at such meeting in person, and the business brought before an annual meeting must also be a proper matter for shareholder action under the New York Business Corporation Law.

A shareholder’s notice to the Secretary of the Company must set forth certain information regarding the shareholder and the proposal, including the name and address of the shareholder, a brief description of the business the shareholder desires to bring before the annual meeting and the reasons for conducting such business at such annual meeting, the class or series and number of shares beneficially owned by the shareholder, the names and addresses of other shareholders known to support such proposal and any material interest of the shareholder in such proposal.

Section 1.06 further provides that nominations of candidates for election as directors of the Company at any annual meeting of shareholders may be made by a shareholder of record (both at the time notice of such nomination is given by the shareholder and as of the record date of the annual meeting in question) of any shares of the Company entitled to vote at the annual meeting for the election of directors if the shareholder provides timely notice to the Secretary of the Company in accordance with the requirements of the by-laws. A shareholder may nominate a candidate for election as a director only as to such class of director whose election the shareholder would be entitled to vote thereon at an annual meeting of shareholders. Any shareholder who desires to make a nomination must be present in person at the annual meeting.

In addition to the information required in a notice of a proposal, a notice to the Secretary with respect to nominations must contain certain information regarding each proposed nominee for director, including, the nominee’s name, age, business and residence address, principal occupation, the class or series and number of shares of the Company beneficially owned by the nominee and a consent of the nominee to serve as a director, if elected. The notice must also provide a description of any arrangements or understandings between the nominating shareholder and each nominee and such other information concerning the nominee as required pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

Further information regarding proposals or nominations by shareholders can be found in Section 1.06 of the Company’s By-Laws. If the Board of Directors or a designated committee determines that any proposal or nomination was not made in a timely fashion or fails to meet the information requirements of Section 1.06 in any material respect, such proposal or nomination will not be considered.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at this meeting other than those specifically referred to in this Proxy Statement. If other matters properly come before the meeting, it is intended that the holders of the proxies will act with respect thereto in accordance with their best judgment.

The cost of this solicitation of proxies will be borne by the Company. The Company may request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record, and will reimburse such persons for any reasonable expense in forwarding the material. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone and will not receive any additional compensation.

Copies of the 2005 Annual Report of the Company, which includes the Company’s Annual Report on Form 10-K for fiscal 2005, are being mailed to shareholders, as are this Proxy Statement, proxy card and Notice of Annual Meeting of Shareholders. Additional copies may be obtained, without charge, from the Treasurer of the Company, East Aurora, New York 14052.

By Order of the Board of Directors

John B. Drenning, Secretary

Dated:	East Aurora, New York
December 9, 2005

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of Director.					FOR	AGAINST	ABSTAIN
			CLASS A DIRECTOR TERM EXPIRING IN 2009	2.	Ratification of Ernst & Young LLP as auditors for the year 2006.	☐	☐	☐
	FOR the nominee listed to the right	WITHHOLD AUTHORITY to vote for the nominee listed to the right	01 James L. Gray	3.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
	☐	☐

Dated:___________________________, 200_

______________________________________

______________________________________
(Signature of Shareholder(s)

Please sign, date and return your voting card by 12/30/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/moga Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by Telephone,
you do NOT need to mail back your proxy card.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 11, 2006 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
CLASS A SHARES

     The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 11, 2006, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS A SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEE LISTED IN ITEM 1 AND FOR ITEM 2.

(See Reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

Annual Meeting of Shareholders to be held

Wednesday, January 11, 2006
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of Directors.					FOR	AGAINST	ABSTAIN
			CLASS B DIRECTORS TERMS EXPIRING IN 2009	2.	Ratification of Ernst & Young LLP as auditors for the year 2006.	☐	☐	☐
	FOR all nominees listed to the right (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed to the right	01 Richard A. Aubrecht 02 John D. Hendrick 03 Brian J. Lipke	3.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
	☐	☐
			To withhold authority for any individual nominee, please write his name in the space provided below.

Dated:____________________________, 200_

______________________________________

______________________________________
(Signature of Shareholder(s)

Please sign, date and return your voting card by 12/30/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/mogb Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by Telephone,
you do NOT need to mail back your proxy card.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 11, 2006 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
CLASS B SHARES

     The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class B common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 11, 2006, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class B shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

(See Reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

Annual Meeting of Shareholders to be held

Wednesday, January 11, 2006
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of Directors.					FOR	AGAINST	ABSTAIN
			CLASS B DIRECTORS TERMS EXPIRING IN 2009	2.	Ratification of Ernst & Young LLP as auditors for the year 2006.	☐	☐	☐
	FOR all nominees listed to the right (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed to the right	01 Richard A. Aubrecht 02 John D. Hendrick 03 Brian J. Lipke	3.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
	☐	☐
			To withhold authority for any individual nominee, please write his name in the space provided below.

Dated:___________________________, 200_

______________________________________

______________________________________
(Signature of Shareholder(s)

Please sign, date and return your voting card by 12/30/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/mogb Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by Telephone,
you do NOT need to mail back your proxy card.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 11, 2006 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
CLASS B SHARES

     The undersigned hereby directs Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 11, 2006, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card in accordance with and as more fully described in the accompanying Proxy Statement.

     It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

     THE CLASS B SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

(See Reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

Annual Meeting of Shareholders to be held

Wednesday, January 11, 2006
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	Election of Director.					FOR	AGAINST	ABSTAIN
			CLASS A DIRECTOR TERM EXPIRING IN 2009	2.	Ratification of Ernst & Young LLP as auditors for the year 2006.	☐	☐	☐
	FOR the nominee listed to the right	WITHHOLD AUTHORITY to vote for the nominee listed to the right	01 James L. Gray	3.	In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or any adjournment(s) thereof.
	☐	☐

Dated:____________________________, 200_

_____________________________________

______________________________________
(Signature of Shareholder(s)

Please sign, date and return your voting card by 12/30/05 in the enclosed envelope which requires no postage. Please date and sign your name as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full name by duly authorized officer. Executors, administrators, trustees, etc. should give full title as such.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/moga Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by Telephone,
you do NOT need to mail back your proxy card.

MOOG INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
JANUARY 11, 2006 AT 9:15 A.M.
ALBRIGHT-KNOX ART GALLERY
1285 ELMWOOD AVENUE, BUFFALO, NEW YORK
CLASS A SHARES

     The undersigned hereby directs HSBC Bank USA, Trustee of the MOOG INC. Savings & Stock Ownership Plan, to vote all shares of Class A common stock of MOOG INC. held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on January 11, 2006, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated on the reverse side of this card, all in accordance with and as more fully described in the accompanying Proxy Statement.

     The Class A shares represented by this proxy will be voted as directed on the reverse side of this card, or if no direction is given, they will be voted by the Trustee as directed by the Investment Committee of the Plan. Your vote will be kept confidential.

(See Reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

MOOG INC.

Annual Meeting of Shareholders to be held

Wednesday, January 11, 2006
9:15 a.m.
Albright-Knox Art Gallery
1285 Elmwood Avenue
Buffalo, New York